Filed pursuant to Rule 497(e)
File Nos. 333-86067 and 811-09561

CENTURY CAPITAL MANAGEMENT TRUST
Century Small Cap Select Fund

Supplement Dated July 6, 2017
to the Statutory Prospectus
of Century Capital Management Trust
Dated February 28, 2017

The following supplements and replaces the corresponding information found on page 6 of the Prospectus and supersedes the supplement dated June 5, 2017.

CENTURY SMALL CAP SELECT FUND

Investment Objective
Century Small Cap Select Fund (CSCS) seeks long-term capital growth.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
	Investor Shares	Institutional Shares
Redemption Fee (for Fund shares held less than 90 days, as a percentage of total redemption proceeds)	1.00%	1.00%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Institutional Shares
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.21%	None
Other Expenses[1]	0.48%	0.48%
Total Annual Fund Operating Expenses	1.64%	1.43%

[1]
Amounts have been restated to reflect Century Small Cap Select Fund’s actual assets as of May 31, 2017.  Please note that changes in the Fund’s average net assets during the current fiscal year, or other factors, could cause the expense ratios for the Fund’s current fiscal year to be higher or lower than the expense information presented.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

	1 Year	3 Years	5 Years	10 Years
CSCS Investor Shares
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$167	$517	$892	$1,944
CSCS Institutional Shares
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$146	$452	$782	$1,713

Please retain this supplement for future reference.